UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2005

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AVENUE GROUP, INC.

(Exact name of Registrant as specified in its charter)

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Delaware	000-30-543	90-0200077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue

New York, NY 10174
(Address of principal executive offices)

(888) 612-4188
(Registrant’s telephone number, including area code)

17547 Ventura Boulevard, Suite 305

Encino, CA 91316

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01

Other Events

On July 25, 2005, Avenue Group, Inc. issued a press release announcing that it has notified Aladdin Middle East Ltd. that it elected not to participate in the completion of the drilling of the Karakilise Nr. 2 well located in Turkey. The press release also discussed the results of the other activities of Avenue Group, Inc. relating to the exploration of oil reserves and the drilling of oil wells in Turkey.

For all the terms of the press release, reference is hereby made to such press release annexed hereto as Exhibit 99.4. All statements made herein concerning the foregoing press release are qualified by reference to said exhibit.

Section 9-Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Information.

Not applicable

(b)

Pro forma financial information.

Not applicable

(c)

Exhibits.

  The following exhibit is included with this report:

Exhibit No.	Description
99.4	Press Release, dated July 25, 2005, issued by Avenue Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE GROUP, INC.
(Registrant)
By:	/s/ LEVI MOCHKIN
Name:	Levi Mochkin
Title:	President and Chief Executive Officer

Date:  July 26, 2005